Exhibit 10.2

METRO ONE TELECOMMUNICATIONS, INC.

2004 STOCK INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of [DATE], by and between Metro One Telecommunications, Inc., an Oregon corporation (the “Company”), and [NAME] (“Purchaser”) pursuant to the Company’s 2004 Stock Incentive Plan (the “Plan”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.

1.             Sale of Stock.  Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, [NUMBER] shares of the Company’s Common Stock (the “Shares”).  As consideration for such Shares, Purchaser agrees to devote all of his business energies and abilities and all of his productive time to the performance of his duties (reasonable absences during holidays and vacations excepted) as an employee of the Company in his or her position of [TITLE].  The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2.             Purchase.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company, in accordance with Section 11 of the Plan, simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the “Purchase Date”).  On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against signature by Purchaser on this Agreement.

3.             Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Cancellation Option (as defined below).  After any Shares have been released from the Cancellation Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

(a)           Cancellation Option.

(i)            In the event of the voluntary or involuntary termination of Purchaser’s Continuous Service Status for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Cancellation Option”) for a period of 90 days from such date to cancel all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Cancellation Option.

(ii)           Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s employment or consulting relationship that it does not intend to exercise its Cancellation Option with respect to some or all of the Shares, the Cancellation Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Cancellation Option as of a date prior to such 90th day.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Cancellation Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Cancellation Option with respect to all Shares to which such Cancellation Option applies.  As a result of any cancellation of Shares pursuant to this Section 3(a), the Shares shall automatically be cancelled and shall no longer be deemed to be issued or outstanding.

(iii)          All of the Shares shall initially be subject to the Cancellation Option. ___ of the total number of shares shall be released from the Cancellation Option on _______ anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional _____ of the total number of Shares shall be released from the Cancellation Option on each __________ anniversary of the previous release date, until all Shares are released from the Cancellation Option.  Fractional shares shall be rounded to the nearest whole share.

(b)           Restrictions Binding on Transferees.  All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including insofar as applicable the Company’s Cancellation Option.  Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(c)           Termination of Rights.  Upon the expiration or exercise of the Cancellation Option, a new certificate or certificates representing the Shares not cancelled shall be issued, on request, without the legend referred to in Section 5(a) below and delivered to Purchaser.

4.             Escrow of Unvested Shares.  For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Cancellation Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement.  Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authority as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable.  Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party).  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

5.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

                THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

 (b)          Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.             No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.

7.             Section 83(b) Election.  Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse.  In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Cancellation Option set forth in Section 3(a) of this Agreement.  Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Cancellation Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase.  Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future.  Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser.  Purchaser further understands that an additional copy of such election form should be filed with his federal income tax return for the calendar year in which the date of this Agreement falls.  Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete.  Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, the tax consequences of Purchaser’s death and the decision as to whether or not to file an 83(b) Election in connection with the acquisition of the Shares.

Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”), attached hereto as Exhibit B.  Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

8.             Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Oregon, without giving effect to principles of conflicts of law.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d)           Construction.  This Agreement is the result of negotiations between the parties and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or as subsequently modified by written notice.

(f)            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

COMPANY:

METRO ONE TELECOMMUNICATIONS, INC.

By:

Title:

Address:

PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY.  PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PURCHASER’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

PURCHASER:

[NAME]

(Signature)

Address:

Vesting Commencement

Date:

I, ________________________________, spouse of [NAME], have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

                                                                                                Spouse of [NAME]

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and Metro One Telecommunications, Inc. (the “Company”) dated [DATE] (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser’s name on the Company’s books and represented by Certificate No. _____,  and does hereby irrevocably constitute and appoint ______________________ to transfer said stock on the books of the Company with full power of substitution in the premises.  THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
Signature:

[NAME]

Spouse of [NAME] (if applicable)

Instruction:  Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise its cancellation option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

EXHIBIT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned has entered a stock purchase agreement with Metro One Telecommunications, Inc., an Oregon corporation (the “Company”), pursuant to which the undersigned is purchasing [NUMBER] shares of Common Stock of the Company (the “Shares”).  In connection with the purchase of the Shares, the undersigned hereby represents as follows:

1.             The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

2.             The undersigned either [check and complete as applicable]:

(a) ____ has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b) ____ has knowingly chosen not to consult such a tax advisor.

3.             The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986”; or

(b) ____ not to make an election pursuant to Section 83(b) of the Code.

4.             Neither the Company nor any representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
[NAME]

Date:
Spouse of [NAME]

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.                                       The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:
NAME OF SPOUSE:
ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:
IDENTIFICATION NO. OF SPOUSE:
TAXABLE YEAR:

2.                                       The property with respect to which the election is made is described as follows:

[NUMBER] shares of the Common Stock of Metro One Telecommunications, Inc., an Oregon corporation (the “Company”).

3.                                       The date on which the property was transferred is:  __________________

4.                                       The property is subject to the following restrictions:

Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment.

5.                                       The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:  $_____________.

6.                                       The amount (if any) paid for such property:  $_____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Taxpayer
Dated:
Spouse of Taxpayer

RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for [NUMBER] shares of Common Stock of Metro One Telecommunications, Inc. (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company.  As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name.

Dated:

[NAME]